                           AMENDMENT

     This amendment applies to form 8-K filed February 7th, 1994.
In the original filing, the attachment called "ASSET PURCHASE AGREEMENT" should have been labeled and referred to as "EXHIBIT 2".


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                                                           Exhibit 2



                    ASSET PURCHASE AGREEMENT




                            BETWEEN

                  HALLIBURTON NUS CORPORATION,

                 RESOURCES CONSERVATION COMPANY

                               AND

            RESOURCES CONSERVATION CO. INTERNATIONAL




                               AND




                      IONICS, INCORPORATED





                        DECEMBER 30, 1993